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Scudder Global Discovery Fund

Classes A, B and C

Annual Report

October 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Directors and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder Global Discovery Fund	Nasdaq Symbol	CUSIP Number
Class A	KGDAX	378947-600
Class B	KGDBX	378947-709
Class C	KGDCX	378947-808

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2002

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Global Discovery Fund	1-Year	3-Year	5-Year	10-Year
Class A(a)	-15.98%	-9.81%	.97%	7.89%
Class B(a)	-16.62%	-10.57%	.10%	6.98%
Class C(a)	-16.62%	-10.48%	.19%	7.09%
Salomon Smith Barney World Equity EMI+	-6.78%	-4.08%	-.20%	6.72%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 10/31/02	$ 17.77	$ 17.06	$ 17.11
10/31/01	$ 21.15	$ 20.46	$ 20.52

Class A Lipper Rankings* - Global Small-Cap Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	33	of	43	75
3-Year	25	of	39	63

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

a Returns shown for Class A, B and C shares for the periods prior to their inception on April 16, 1998 are derived from the historical performance of Class S shares of the Scudder Global Discovery Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
[] Scudder Global Discovery Fund - Class A [] Salomon Smith Barney World Equity EMI+

Yearly periods ended October 31

Comparative Results* (Adjusted for Sales Charge)
Scudder Global Discovery Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$7,919	$6,915	$9,893	$20,149
	Average annual total return	-20.81%	-11.57%	-.21%	7.26%
Class B(c)	Growth of $10,000	$8,083	$7,029	$9,972	$19,628
	Average annual total return	-19.17%	-11.09%	-.06%	6.98%
Class C(c)	Growth of $10,000	$8,338	$7,173	$10,094	$19,832
	Average annual total return	-16.62%	-10.48%	.19%	7.09%
Salomon Smith Barney World Equity EMI+	Growth of $10,000	$9,322	$8,825	$9,898	$19,154
	Average annual total return	-6.78%	-4.08%	-.20%	6.72%

The growth of $10,000 is cumulative.

* Returns and rankings during the 10-year period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on April 16, 1998 are derived from the historical performance of Class S shares of the Scudder Global Discovery Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Salomon Smith Barney World Equity Extended Market Index is an unmanaged small-capitalization stock universe of 22 countries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

In recent months, signals about the United States economic recovery have been mixed. While gross domestic product (GDP) has been growing at a rate of about 3 percent since late 2001, the nation's unemployment rate climbed to 6 percent in November, the highest level since April. During the late summer and early fall months, consumers spent less money than they did in the earlier part of the year. Companies, fearful that consumers would not buy their products and that they would be left with vast inventories of goods they could not sell (and were costly to store), slowed their manufacturing. Since companies weren't manufacturing as many products, they needed fewer employees - and thus hired fewer workers.

The good news is that we believe this slowdown is the temporary result of corporate financial scandals and political uncertainty, and the recovery will ultimately continue.

Several things are helping to keep the economy on track. First and perhaps foremost, the government has lowered interest rates to keep the economy from slowing down too much. Throughout the year, the Federal Reserve Board has said that it believes interest rates are low enough to encourage an economic recovery. It promised, however, to look out for signs of a slowdown and to cut rates again if necessary. The Fed saw the same signs of slowing that we did, and on November 6, cut 50 basis points (one-half percentage point). We believe the Fed will cut more if necessary, and will not begin to raise rates until well into 2003, after the economic recovery becomes stronger.

Another factor keeping the economy on track is a robust housing sector. Because interest rates have been low, people have been buying more homes. The Commerce Department said new home sales rose 6.4 percent in November - the largest monthly percentage jump since December 2000. And when people buy homes - as when they buy any other products - the economy is stimulated.

How will the slowdown and ultimate recovery affect the fixed-income markets? Interest rates and bond prices tend to move in opposite directions. So as interest rates have fallen, bond prices have risen. But when the recovery eventually strengthens and the Fed raises interest rates, bond prices will likely fall again. But we don't expect them to fall too drastically, because we don't expect interest rates to increase too drastically.

How will the slowdown and ultimate recovery affect the equity markets? Stock prices catapulted to what we believe were unjustified levels in the late 1990s. Stocks still aren't cheap, especially given the recent rally. But prices have now returned to more reasonable levels. While we don't expect stock prices to fall drastically, we don't expect them to come anywhere close to what we saw during the 1980s and 1990s.

The situation is similar abroad. Economic activity remains sluggish, with Japan and much of Europe struggling. But, as in the United States, we expect activity to improve gradually next year.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of November 11, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Global Discovery Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Global Discovery Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Joseph Axtell, CFA

Vice President of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 2001.

• Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).

• Director, International Research at PCM International (1989-1996).

• Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).

• Analyst at Prudential-Bache Capital Funding in London (1987-1988).

• Equity analyst in the healthcare sector at Prudential Equity Management Associates (1985-1987).

• Joined the fund in 2002.

Gerald J. Moran, CFA

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management's equity research and management area in 1968 as an analyst, has focused on small company stocks since 1982 and has been a portfolio manager since 1985.

• Over 34 years of investment industry experience.

• Joined the fund in 1991.

Media and analysts are now describing the global market environment of the past 12 months as one of the worst in recent history. In the following interview, Portfolio Manager Gerald Moran discusses the performance of Scudder Global Discovery Fund against this backdrop. Additionally, he reviews the fund's strategy and positioning for the months ahead.

Q: What was the global investment environment for the 12-month period ended October 31, 2002?

A: To say that the markets were difficult over the past year would be an understatement. People nowadays are making comparisons with the great bear markets of the past century. For example, from peak to trough, the current recession (as reflected by the Standard & Poor's 500® Composite Stock Price Index*) matched the recession of 1973 and 1974 in terms of magnitude, and it has lasted longer. Germany, the most developed of Europe's markets, proved itself to be the weakest, recording a 23 percent drop in the period, as reflected by the Morgan Stanley Capital International (MSCI) Germany Index.** The European Central Bank's inflexible monetary policy - or failure to lower interest rates in a move to stimulate economic growth - did not help. Elsewhere, Japan continues to face many challenges. We hope to see some relief from Japan's bad-loan problem in the next year. But that will not happen smoothly. Any resolution will probably result in increased corporate bankruptcies and social turmoil. On a more positive note, we think that the annual period marked the end of the outperformance of value stocks over growth stocks worldwide. Because Scudder Global Discovery Fund is growth biased, we believe there is greater potential to perform better in a market that favors growth over value.

* The Standard & Poor's 500® Composite Stock Price Index is an unmanaged, capitalization-weighted group of 500 large-company stocks traded on the major US stock exchanges.
** The Morgan Stanley Capital International (MSCI) Germany Index, a standard measure of Germany's stock market, declined 23.22 percent for the period under review. This index is unmanaged and capitalization weighted.

Q: How did Scudder Global Discovery Fund perform in the fiscal year 2002?

A: For the 12-month period ended October 31, 2002, Scudder Global Discovery Fund fell 15.98 percent (Class A shares unadjusted for sales charges). This compares with a decline of 6.78 percent for the Salomon Smith Barney World Equity Extended Market Index, which is an unmanaged index of small-capitalization stocks within 22 countries around the globe. For the 12-month period ended October 31, 2002, Scudder Global Discovery Fund fell 15.73% (Class S shares). This compares with a decline of 6.78% for the Salomon Smith Barney World Equity Extended Market Index, which is an unmanaged index of small-capitalization stocks within 22 countries around the globe.For the 12-month period ending October 31, 2002, Scudder Global Discovery Fund fell 15.98% (Class A shares unadjusted for sales charges). This compares with a decline of 6.78% for the Salomon Smith Barney World Extended Market Index, which is an unmanaged index of small-capitalization stocks within 22 countries around the globe.

Q: What detracted from performance the most?

A: The fund fell further than the index mainly because many of our UK holdings were disappointing. Nearly half of the portfolio's worst-performing stocks for the year were British. Privately funded initiatives (PFIs) were especially disappointing. We had thought these companies would be safe because demand seemed secure. PFIs are companies that assume certain responsibilities that previously were the province of government at all levels. That is, the government is outsourcing functions such as water bill collection to private companies that can perform the function in an efficient and cost-effective manner. But market sentiment toward PFIs collapsed over the past 12 months because a few of them made some tactical errors of judgment and compounded these problems by changing their accounting. As "Enron-itis" was pervasive at the time, these actions took down the entire group.

Other UK stocks that hurt performance include discount clothes retailer Matalan. That stock declined in response to negative rumors regarding expansion plans. We think this was an overreaction and, in our opinion, it remains a solid business. Medium-sized insurance companies in the United Kingdom were equally terrible performers and were eliminated from the portfolio by the end of the fund's fiscal year. ARM Holdings, a volatile tech-oriented company, had the worst performance of any of the UK stocks.

Detractors from performance were not limited to UK stocks, though. Allegheny Energy, a diversified energy company headquartered in Maryland, was the single biggest disappointment in the portfolio. We thought the stock was reasonably priced, and the company had made what we considered to be some good acquisitions. But the Enron scandal did significant damage to this sector as a whole. This affected Allegheny Energy's credit rating, and the stock price plummeted.

Q: What helped to offset some of the negative performance?

A: Our Irish financials continued to perform very well for us. We don't expect that to change; the economic statistics on Ireland are just in. Gross domestic product for the second quarter of 2002 was reported at 6 percent, and for the first half of the year, it was 5.5 percent. This is the kind of economic growth desired by developed markets. It provides a solid ground for small lending companies such as Anglo Irish Bank.

Select health care holdings also helped to offset losses. For example, Fresenius Medical Care, a new addition to the portfolio over the past year, contributed to returns. Fresenius, while based in Germany, operates kidney dialysis centers primarily in the United States.

Q: Did country allocations have a significant impact on fund performance?

A: In Scudder Global Discovery Fund, country overweightings or underweightings compared with the benchmark are the result of individual stock selection, rather than deliberate country allocations. Such is the case with the United Kingdom, and the same is true of Japan. Even though we were less invested in Japan than the index, several of our Japanese holdings still hurt performance. Our bottom-up investment approach is geared toward identifying small to midsize businesses that are good companies with the potential to perform well - regardless of where their headquarters are located. Examples include our largest Japanese holdings, Olympus Optical, well-known if only for its camera equipment, and Nidec, which manufactures small motors and spindles for the production of DVDs. Both businesses are significant exporters.

In Germany, we have a good illustration of how stock picking can work regardless of country allocation. Over the past year, Germany's market acted somewhat like Japan's. In the third quarter of 2002, for example, Germany recorded its worst performance on record. Even so, our German holdings overall contributed to returns. Deutsche Boerse did well, as did Fresenius, which we discussed previously.

Q: Did you make any changes to the portfolio positioning during the fiscal year?

A: Because of the disappointing performance from the UK stocks, we took steps to reduce exposure there. We sold the poorly performing medium-sized insurance companies and PFIs. We also trimmed some of the Irish stocks. We took some profits in Anglo Irish Bank, the best-performing stock for the period, and in Irish Life & Permanent. We used some of the proceeds to add a few stocks. We added the following names:

• Viridian Group, an attractively priced Northern Ireland electric utility

• Capita Group, one of the UK's leading providers of recruitment, employee assessment and related services to government departments, executives and public-sector bodies

• De La Rue, the world's largest commercial security printer and papermaker, involved in the production of more than 150 national currencies and a wide range of security documents such as traveler's checks

Even with these additions, however, the end result was that the fund's exposure to the United Kingdom was slightly reduced.

More broadly, we structure the portfolio based on four building blocks:

• Stable growth stocks (40 percent to 60 percent of the portfolio)

• High-growth/high-risk stocks (10 percent to 20 percent of the portfolio)

• Growth-at-reasonable-value stocks (10 percent to 20 percent of the portfolio)

• Specialized growth stocks, or stocks that require a catalyst for success; energy is a current example (10 percent to 20 percent of the portfolio)

Earlier in the fiscal year, we had the intention of bringing down the allocation to stable growth, which is the foundation building block ranging from 40 percent to 60 percent of the portfolio. We wanted to do this to be slightly more aggressive elsewhere. We brought it down to 54 percent. It jumped to 59 percent in September because of superior relative performance in the summer. At the end of the fiscal period it stood at 57 percent.

Q: Are there plans for further shifts in the building blocks?

A: If the market continues to favor growth more and more, we will most likely move forward with our plan to decrease the more conservative stable-growth allocation, with a corresponding increase in the high-growth/high-risk area. Because of this, we expect that technology stocks will occupy a little more room in the portfolio. There are many solid companies now available at very attractive prices. We will likely not delve into PC-related technology, though, but will probably focus more on niche companies. Japan's Nidec is a good example of a niche company, as is US-based video games software producer THQ. We do not expect to change much with respect to telecommunications companies. Most of them need plenty of time to clean up their balance sheets. We have no significant telecom holdings other than Mobile Telesystems, which is a Russian cellular company that is doing well.

Q: What is your outlook for the next few months?

A: Rapid recovery of the global economy is probably not in the cards, for a number of reasons. Evidence of disappointing earnings is everywhere. Corporate scandals continue. Uncertainty over a war with Iraq and fears of terrorism significantly affect markets around the world. The American consumer's borrowing and spending habits are under increasing scrutiny. However, the bad news is also the good news. Many companies are now "on sale." This provides us with an opportunity to pick up more stocks that, like Fresenius, we expect to perform well regardless of the economic environment. For now, though, we feel that Scudder Global Discovery Fund is well diversified across sector and country. It is reasonably well balanced to survive the current rigors of the market without losing too much ground and we believe offers the potential to do well in a market upturn relative to the competition.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2002

Geographical (Excludes Cash Equivalents)	10/31/02	10/31/01

US & Canada	49%	56%
Europe	39%	34%
Japan	6%	7%
Pacific Basin	5%	3%
Latin America	1%	-
	100%	100%

Sectors (Excludes Cash Equivalents)	10/31/02	10/31/01

Financials	23%	22%
Health Care	20%	26%
Consumer Discretionary	19%	14%
Information Technology	14%	11%
Industrials	14%	16%
Energy	4%	5%
Utilities	3%	4%
Consumer Staples	1%	-
Materials	1%	-
Other	1%	2%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings as of October 31, 2002 (30.1% of Portfolio)
1. Anglo Irish Bank Corp., PLC Provider of financial services for business and private sectors	Ireland	5.6%
2. Legg Mason, Inc. Provider of various financial services	United States	4.3%
3. Deutsche Boerse AG Provider of financial services	Germany	3.2%
4. Caremark Rx, Inc. Provider of pharmaceutical services	United States	2.6%
5. Fiserv, Inc. Provider of data processing services	United States	2.6%
6. St. Jude Medical, Inc. Manufacturer of heart valves	United States	2.5%
7. Vinci SA Builder of roads and provider of engineering and construction services	France	2.5%
8. Brinker International, Inc. Operator of limited menu restaurants	United States	2.4%
9. Biomet, Inc. Manufacturer of surgical implant devices	United States	2.3%
10. Laboratory Corp. of America Holdings Developer of medical tests used in patient diagnosis and treatment	United States	2.1%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 18. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of October 31, 2002

	Shares	Value ($)

Common Stocks 94.0%
Australia 1.9%
Aristocrat Leisure Ltd. (Manufacturer of gaming machines and table gaming equipment)	965,169	2,614,770
Macquarie Bank Ltd. (Provider of banking and financial services)	236,804	3,002,586
QBE Insurance Group Ltd. (Underwriter of commercial, industrial and individual insurance policies)	353,824	1,512,475
		7,129,831
Brazil 0.4%
Empresa Brasiliera de Aeronautica SA (ADR) (preferred) (Manufacturer of aircraft)	83,912	1,315,740
Denmark 0.4%
Group 4 Falck AS (Operator of rescue stations and provider of emergency services)	55,600	1,369,932
France 6.9%
Autoroutes du Sud de la France* (Developer and operator of toll roads)	294,267	7,336,237
Galeries Lafayette SA (Operator of department stores and supermarket chains)	42,999	5,085,456
JC Decaux SA* (Provider of advertising services)	360,266	3,868,625
Vinci SA (Builder of roads and provider of engineering and construction services)	162,450	9,067,811
		25,358,129
Germany 4.9%
Deutsche Boerse AG (Provider of financial services)	327,321	11,726,978
Fresenius Medical Care AG (Manufacturer that distributes equipment and products for dialysis patients)	194,457	6,158,532
		17,885,510
Greece 1.6%
Greek Organization of Football Prognostics* (Organizer of sports betting)	192,000	1,767,209
Coca-Cola Hellenic Bottling Co. SA (Distributor of soft drinks)	287,800	4,033,274
		5,800,483
Hong Kong 2.2%
Legend Group Ltd. (Manufacturer of computers and related products)	8,835,100	3,200,159
Li & Fung Ltd. (Operator of export trading business)	4,820,000	4,758,602
		7,958,761
Ireland 10.1%
Anglo Irish Bank Corp., PLC (Provider of financial services for business and private sectors)	3,060,178	20,473,733
Irish Continental Group PLC (Provider of passenger transport and freight shipping)	197,055	1,267,665
Irish Life & Permanent PLC (Provider of diversified financial services)	619,730	7,127,091
Jurys Doyle Hotel Group PLC (Operator of hotels and inns)	684,435	4,741,698
Ryanair Holdings PLC* (Provider of passenger airline services)	514,700	3,311,091
		36,921,278
Japan 5.4%
AEON Credit Service Co., Ltd. (Creditor that services loans and credit cards)	81,000	2,795,496
JAFCO Co., Ltd. (Operator of a venture capital company)	65,100	2,735,406
Nidec Corp. (Manufacturer of small-scale motors for hard disc drives)	108,800	6,604,430
Olympus Optical Co., Ltd. (Manufacturer of opto-electronic and related products)	492,000	7,462,391
		19,597,723
Netherlands 2.0%
IHC Caland NV (Supplier of materials for offshore oilfields)	99,000	4,389,518
Vedior NV (Provider of temporary employment services)	458,156	2,788,638
		7,178,156
Poland 0.1%
Prospect Poland US LP* (Closed-end investment company)	3	295,999
Russia 0.8%
Mobile Telesystems (ADR) (Provider of cellular phone services)	94,800	3,101,856
Spain 1.0%
Amadeus Global Travel Distribution SA "A" (Operator of a travel reservation system)	731,500	3,605,349
Sweden 0.5%
Eniro AB (Publisher of catalogs and telephone directories)	310,800	1,882,732
Switzerland 0.4%
Converium Holding AG* (Provider of reinsurance services)	39,450	1,590,812
United Kingdom 8.9%
Aegis Group PLC (Provider of independent media services)	3,492,721	3,770,409
ARM Holdings PLC* (Designer of RISC microprocessors and related technology)	2,161,565	1,910,699
Capita Group PLC (Provider of support services for both public and private sectors)	1,382,429	4,844,694
De La Rue PLC* (Provider of cash handling equipment and security products)	388,910	1,475,490
Matalan PLC (Retailer of clothing)	1,431,223	5,284,389
Misys PLC (Provider of software and hardware computer solutions)	871,226	2,845,331
PizzaExpress PLC (Operator of pizza restaurants)	225,675	1,023,899
St. James's Place Capital PLC (Provider of money management and insurance)	653,555	1,288,333
Taylor Nelson Sofres PLC (Provider of market research services)	1,703,539	3,731,261
Viridian Group PLC (Operator of a utility company)	523,648	4,231,411
Wood Group (John) PLC (Provider of energy services)	889,528	2,226,666
		32,632,582
United States 46.5%
Advance Auto Parts, Inc.* (Retailer of auto parts)	33,100	1,772,505
Affiliated Computer Services, Inc. "A"* (Provider of information technology services and electronic funds transfer)	95,400	4,393,170
Alexion Pharmaceuticals, Inc.* (Developer of immunoregulatory compounds)	41,800	425,942
Alkermes, Inc.* (Developer of immunoregulatory compounds)	176,700	1,629,174
Allegheny Energy, Inc. (Provider of electric and gas power)	190,400	1,085,280
Alliance Gaming Corp.* (Distributor of gaming machines and systems)	111,600	1,870,416
Arthur J. Gallagher & Co. (Provider of insurance brokerage and risk management services)	147,400	3,953,268
Biomet, Inc. (Manufacturer of surgical implant devices)	288,175	8,489,636
BJ's Wholesale Club, Inc.* (Operator of a chain of discount stores)	182,700	3,694,194
Brinker International, Inc.* (Operator of limited menu restaurants)	311,000	8,829,290
Caremark Rx, Inc.* (Provider of pharmaceutical services)	536,900	9,503,130
Celgene Corp.* (Producer of pharmaceuticals)	121,900	2,700,085
Cephalon, Inc.* (Developer of biopharmaceutical products)	34,900	1,753,376
Copart, Inc.* (Auctioneer of damaged vehicles for insurance companies)	454,600	4,850,582
Diamond Offshore Drilling, Inc. (Operator of offshore oil and gas well drilling business)	74,200	1,550,780
Diebold, Inc. (Provider of financial, educational and health care services)	115,500	4,117,575
Documentum, Inc.* (Developer of software products)	241,200	3,523,932
Energy East Corp. (Provider of electricity, natural gas and liquid petroleum gas)	336,200	7,161,060
EOG Resources, Inc. (Explorer and producer of oil and gas)	96,600	3,577,098
Fiserv, Inc.* (Provider of data processing services)	302,514	9,450,537
Garmin Ltd.* (Provider of navigation, communication and information devices)	99,200	2,075,264
Invitrogen Corp.* (Developer of research kits)	113,900	3,168,698
JetBlue Airways Corp.* (Provider of low-fare, nonstop passenger flight service)	37,900	1,530,781
Laboratory Corp. of America Holdings* (Developer of medical tests used in patient diagnosis and treatment)	318,400	7,673,440
Lam Research Corp.* (Manufacturer of plasma etching equipment)	134,700	1,695,873
Legg Mason, Inc. (Provider of various financial services)	341,310	15,857,263
Mercury Interactive Corp.* (Producer of automated software testing tools)	143,800	3,792,006
NPS Pharmaceuticals, Inc.* (Developer of small molecule drugs)	92,700	2,408,346
Pharmaceutical Resources, Inc.* (Operator of a generic pharmaceutical company)	150,700	3,551,999
Polycom, Inc.* (Manufacturer of audio and data conferencing products)	243,100	2,394,535
Province Healthcare Co.* (Acquirer and operator of rural hospitals)	238,100	3,107,205
Radio One, Inc. "D"* (Provider of radio broadcasting)	146,500	2,443,620
SkyWest, Inc. (Provider of regional airline services)	23,400	355,001
Spinnaker Exploration Co.* (Producer of oil and natural gas)	85,700	1,649,725
St. Jude Medical, Inc.* (Manufacturer of heart valves)	256,700	9,141,087
Symbol Technologies, Inc. (Manufacturer of bar code laser scanners)	800,975	6,928,434
THQ, Inc.* (Developer of interactive entertainment software)	275,500	3,983,730
Tiffany & Co. (Operator of jewelry and gift stores)	68,700	1,798,566
Waters Corp.* (Provider of high-performance liquid chromatography products and services)	189,200	4,764,056
Zions Bancorp. (Provider of commercial banking services)	185,800	7,471,018
		170,121,677
Total Common Stocks (Cost $386,136,492)		343,746,550

Preferred Stocks 1.0%
Brazil
Aracruz Celulose SA "B" (ADR) (Manufacturer of forest products and producer of bleached eucalyptus pulp) (Cost $4,333,079)	230,500	3,685,695

	Principal Amount ($)	Value ($)

Convertible Bonds 0.7%
United States
Cephalon, Inc., 5.25%, 5/1/2006 (Developer of pharmaceutical products that target cancer) (Cost $2,601,000)	2,601,000	2,614,005

	Shares	Value ($)

Cash Equivalents 4.3%
Scudder Cash Management QP Trust, 1.87% (b) (Cost $15,766,877)	15,766,877	15,766,877
Total Investment Portfolio - 100.0% (Cost $408,837,448) (a)		365,813,127

* Non-income producing security.
(a) The cost for federal income tax purposes was $409,912,349. At October 31, 2002, net unrealized depreciation for all securities based on tax cost was $44,099,222. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $49,414,844 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $93,514,066.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2002
Assets
Investments in securities, at value (cost $408,837,448)	$ 365,813,127
Receivable for investments sold	7,495,471
Dividends receivable	292,606
Interest receivable	68,162
Receivable for Fund shares sold	92,718
Foreign taxes recoverable	169,813
Total assets	373,931,897
Liabilities
Payable for investments purchased	9,831,169
Payable for Fund shares redeemed	825,457
Accrued management fee	340,224
Other accrued expenses and payables	193,678
Total liabilities	11,190,528
Net assets, at value	$ 362,741,369
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on: Investments	(43,024,321)
Foreign currency related transactions	12,661
Accumulated net realized gain (loss)	(100,128,700)
Paid-in capital	505,881,729
Net assets, at value	$ 362,741,369

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2002 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($390,074 / 21,607 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 18.05
Class S Net Asset Value, offering and redemption price per share ($233,926,360 / 12,959,568 shares of capital stock outstanding, $.01 par value, 30,000,000 shares authorized)	$ 18.05
Class A Net Asset Value and redemption price per share ($71,243,733 / 4,008,193 shares of capital stock outstanding, $.01 par value, 40,000,000 shares authorized)	$ 17.77
Maximum offering price per share (100 / 94.25 of $17.77)	$ 18.85
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($41,660,877 / 2,442,706 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 17.06
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($15,520,325 / 907,155 shares of capital stock outstanding, $.01 par value, 10,000,000 shares authorized)
$ 17.11

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $171,398)	$ 4,841,016
Interest	563,912
Total Income	5,404,928
Expenses: Management fee	5,231,674
Administrative fee	1,859,015
Distribution service fees	983,409
Directors' fees and expenses	11,483
Other	25,280
Total expenses	8,110,861
Net investment income (loss)	(2,705,933)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(42,610,218)
Foreign currency related transactions	1,616,854
(40,993,364)
Net unrealized appreciation (depreciation) during the period on: Investments	(24,085,586)
Foreign currency related transactions	254,261
(23,831,325)
Net gain (loss) on investment transactions	(64,824,689)
Net increase (decrease) in net assets resulting from operations	$ (67,530,622)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2002	2001
Operations: Net investment income (loss)	$ (2,705,933)	$ (4,507,269)
Net realized gain (loss) on investment transactions	(40,993,364)	(57,783,166)
Net unrealized appreciation (depreciation) on investment transactions during the period	(23,831,325)	(220,810,045)
Net increase (decrease) in net assets resulting from operations	(67,530,622)	(283,100,480)
Distributions to shareholders from: Net investment income: Class S	-	(163,690)
Net realized gains: Class S	-	(38,952,440)
Class A	-	(10,245,123)
Class B	-	(7,727,891)
Class C	-	(1,975,936)
Fund share transactions: Proceeds from shares sold	227,073,360	728,279,229
Reinvestment of distributions	-	55,555,815
Cost of shares redeemed	(305,570,137)	(796,511,610)
Net increase (decrease) in net assets from Fund share transactions	(78,496,777)	(12,676,566)
Increase (decrease) in net assets	(146,027,399)	(354,842,126)
Net assets at beginning of period	508,768,768	863,610,894
Net assets at end of period	$ 362,741,369	$ 508,768,768

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2002	2001	2000	1999	1998[a]
Selected Per Share Data
Net asset value, beginning of period	$ 21.15	$ 34.70	$ 28.05	$ 19.78	$ 23.98
Income (loss) from investment operations: Net investment income (loss)[b]	(.13)	(.20)	(.39)	(.24)	(.09)
Net realized and unrealized gain (loss) on investment transactions	(3.25)	(10.94)	9.42	8.51	(4.11)
Total from investment operations	(3.38)	(11.14)	9.03	8.27	(4.20)
Less distributions from: Net realized gains on investment transactions	-	(2.41)	(2.38)	-	-
Net asset value, end of period	$ 17.77	$ 21.15	$ 34.70	$ 28.05	$ 19.78
Total Return (%)[c]	(15.98)	(34.16)[d]	32.63[d]	41.61[d]	(17.51)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	71	100	153	55	11
Ratio of expenses before expense reductions (%)	1.75	2.10[e]	2.09[f]	2.26	2.20*
Ratio of expenses after expense reductions (%)	1.75	1.89[e]	1.99[f]	2.01	1.95*
Ratio of net investment income (loss) (%)	(.62)	(.74)	(1.06)	(.98)	(1.00)*
Portfolio turnover rate (%)	49	59	86	64	41
[a] For the period from April 16, 1998 (commencement of sales of Class A shares) to October 31, 1998.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.05% and 1.84%, respectively.
[f] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.08% and 1.99%, respectively.
* Annualized
** Not annualized

Class B
Years Ended October 31,	2002	2001	2000	1999	1998[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.46	$ 33.93	$ 27.69	$ 19.70	$ 23.98
Income (loss) from investment operations: Net investment income (loss)[b]	(.28)	(.43)	(.68)	(.43)	(.18)
Net realized and unrealized gain (loss) on investment transactions	(3.12)	(10.63)	9.30	8.42	(4.10)
Total from investment operations	(3.40)	(11.06)	8.62	7.99	(4.28)
Less distributions from: Net realized gains on investment transactions	-	(2.41)	(2.38)	-	-
Net asset value, end of period	$ 17.06	$ 20.46	$ 33.93	$ 27.69	$ 19.70
Total Return (%)[c]	(16.62)	(34.74)[d]	31.51[d]	40.43[d]	(17.85)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	42	60	108	27	6
Ratio of expenses before expense reductions (%)	2.55	2.82[e]	2.96[f]	3.44	3.13*
Ratio of expenses after expense reductions (%)	2.55	2.78[e]	2.83[f]	2.83	2.83*
Ratio of net investment income (loss) (%)	(1.42)	(1.63)	(1.90)	(1.81)	(1.87)*
Portfolio turnover rate (%)	49	59	86	64	41
[a] For the period from April 16, 1998 (commencement of sales of Class B shares) to October 31, 1998.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.72% and 2.68%, respectively.
[f] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.95% and 2.83%, respectively.
* Annualized
** Not annualized

Class C
Years Ended October 31,	2002	2001	2000	1999	1998[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.52	$ 34.00	$ 27.71	$ 19.70	$ 23.98
Income (loss) from investment operations: Net investment income (loss)[b]	(.28)	(.40)	(.68)	(.43)	(.17)
Net realized and unrealized gain (loss) on investment transactions	(3.13)	(10.67)	9.35	8.44	(4.11)
Total from investment operations	(3.41)	(11.07)	8.67	8.01	(4.28)
Less distributions from: Net realized gains on investment transactions	-	(2.41)	(2.38)	-	-
Net asset value, end of period	$ 17.11	$ 20.52	$ 34.00	$ 27.71	$ 19.70
Total Return (%)[c]	(16.62)	(34.69)[d]	31.73[d]	40.41[d]	(17.85)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	20	29	8	2
Ratio of expenses before expense reductions (%)	2.53	2.82[e]	2.91[f]	3.00	3.23*
Ratio of expenses after expense reductions (%)	2.53	2.68[e]	2.80[f]	2.80	2.80*
Ratio of net investment income (loss) (%)	(1.40)	(1.55)	(1.89)	(1.79)	(1.88)*
Portfolio turnover rate (%)	49	59	86	64	41
[a] For the period from April 16, 1998 (commencement of sales of Class C shares) to October 31, 1998.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.74% and 2.60%, respectively.
[f] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.90% and 2.80%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Global Discovery Fund (the "Fund") is a diversified series of Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2002 the Fund had a net tax basis capital loss carryforward of approximately $99,054,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($56,925,000) and October 31, 2010 ($42,129,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2002 the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	-
Capital loss carryforwards	(99,054,000)
Net unrealized appreciation (depreciation) on investments	(44,099,222)

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $222,280,508 and $290,179,421, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the UK Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.375%, 0.375%, 0.40%, 0.45% and 0.425% of the average daily net assets for Class AARP, S, A, B and C, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the year ended October 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at October 31, 2002
Class AARP	$ 1,549	$ 129
Class S	1,144,577	77,315
Class A	377,639	28,595
Class B	253,847	16,647
Class C	81,403	5,761
	$ 1,859,015	$ 128,447

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2002
Class B	$ 423,076	$ 24,326
Class C	143,652	9,077
	$ 566,728	$ 33,403

In addition SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2002	Effective Rate
Class A	$ 231,277	$ 18,213	0.24%
Class B	138,453	9,089	0.25%
Class C	46,951	4,210	0.25%
	$ 416,681	$ 31,512

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2002, aggregated $12,665.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2002, the CDSC for Class B and C shares aggregated $178,399 and $1,627, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2002, SDI received $40,066.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended October 31, 2002, totaled $88,378 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investments Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a
$1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2002		Year Ended October 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	17,804	$ 376,405	21,202*	$ 551,052*
Class S	6,631,593	149,661,129	11,020,339	285,940,786
Class A	2,891,591	61,514,825	14,995,755	391,396,693
Class B	451,674	9,354,316	764,598	20,442,932
Class C	304,160	6,166,685	1,107,705	29,947,766
		$ 227,073,360		$ 728,279,229
Shares issued to shareholders in reinvestment of distributions
Class S	-	-	1,220,900	$ 37,017,687
Class A	-	-	317,204	9,519,254
Class B	-	-	246,043	7,189,226
Class C	-	-	62,488	1,829,648
		-		$ 55,555,815
Shares redeemed
Class AARP	(11,857)	$ (230,648)	(5,542)*	$ (137,694)*
Class S	(8,986,929)	(201,575,750)	(13,331,510)	(345,178,242)
Class A	(3,618,300)	(76,944,700)	(14,976,781)	(391,812,893)
Class B	(960,747)	(19,367,413)	(1,248,737)	(31,518,748)
Class C	(367,777)	(7,451,626)	(1,037,416)	(27,864,033)
		$ (305,570,137)		$ (796,511,610)
Net increase (decrease)
Class AARP	5,947	$ 145,757	15,660*	$ 413,358*
Class S	(2,355,336)	(51,914,621)	(1,090,271)	(22,219,769)
Class A	(726,709)	(15,429,875)	336,178	9,103,054
Class B	(509,073)	(10,013,097)	(238,096)	(3,886,590)
Class C	(63,617)	(1,284,941)	132,777	3,913,381
		$ (78,496,777)		$ (12,676,566)

* For the period from March 1, 2001 (commencement of sales of Class AARP shares) to October 31, 2001.

Report of Independent Accountants

To the Board of Directors of Global/International Fund, Inc. and to the Shareholders of Scudder Global Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Global Discovery Fund (the "Fund") at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 11, 2002	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of October 31, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103.

Non-Interested Directors
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (59) Director, 1990-present	President, WGBH Educational Foundation. Directorships: American Public Television; New England Aquarium; Becton Dickinson and Company (medical technology company); Mass Corporation for Educational Telecommunications; The A.H. Belo Company (media company); Committee for Economic Development; Concord Academy; Public Broadcasting Service; Boston Museum of Science	48
Dawn-Marie Driscoll (55) Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990), Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Chairman, ICI Directors Services Committee	48
Edgar R. Fiedler (73) Director, 1995-present	Senior Fellow and Economic Counsellor, The Conference Board, Inc. (not-for-profit business research organization). Directorships: The Harris Insight Funds (registered investment companies; 22 funds overseen)	48
Keith R. Fox (48) Director, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor)	48
Louis E. Levy (69) Director, 2002-present	Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 3 funds overseen); Kimberly-Clark Corporation (personal consumer products)	48
Jean Gleason Stromberg (59) Director, 1999-present	Consultant (1997-present); formerly, Director, U.S. General Accounting Office (1996-1997), Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation	48
Jean C. Tempel (59) Director, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Venture Partner, Internet Capital Group (network of internet partnership companies) (1993-2000). Directorships: United Way of Mass Bay; Sonesta International Hotels, Inc.; Labnetics, Inc. (medical equipment company); Metatomix, Inc. (database management); Aberdeen Group (technology research); Northeastern University Funds and Endowment Committee; Connecticut College Finance Committee; Commonwealth Institute (not-for-profit start-up for women's enterprises); The Reference, Inc. (IT consulting for financial services)
		48
Carl W. Vogt (66) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000), President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 3 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Directors and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[1,2,4] (57) Chairman, Director and Vice President, 2002-present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June 2002 to present), Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999)
200
William F. Glavin, Jr.[3] (44) President, 2000-present	Managing Director of Deutsche Asset Management; President of Scudder Investor Services Corp. (1999-present); President of Scudder Service Corp. (2000-present); President of Scudder Financial Services, Inc. (1999-present); Vice President of Scudder Distributors, Inc. (2000-present); formerly, Executive Vice President of Dreyfus Service Corp. (1995-1997), Senior Vice President of The Boston Company Advisors (1991-1995). Directorships: Trustee, Crossroads for Kids (serves at-risk children)
n/a
Brett Diment (32) Vice President, 2002-present	Managing Director of Deutsche Asset Management	n/a
Daniel O. Hirsch[4] (48) Vice President and Assistant Secretary, 2002-present	Managing Director of Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999), Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
William E. Holzer (53) Vice President, 1989-present	Managing Director of Deutsche Asset Management	n/a
John Millette (40) Vice President and Secretary, 1999-present	Vice President of Deutsche Asset Management	n/a
Gerald J. Moran (63) Vice President, 1991-present	Managing Director of Deutsche Asset Management	n/a
Kenneth Murphy (38) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001), Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Charles A. Rizzo[5] (45) Treasurer, 2002-present	Director, Deutsche Asset Management (April 2000-present); Certified Public Accountant; Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
John R. Hebble (44) Assistant Treasurer, 1998-present	Director of Deutsche Asset Management	n/a
Brenda Lyons (40) Assistant Treasurer, 2000-present	Director of Deutsche Asset Management	n/a
Caroline Pearson (40) Assistant Secretary, 1997-present	Managing Director of Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 Mr. Hale is considered an "interested person" of the fund because of his affiliation with the fund's Advisor.
3 Address: 222 South Riverside Plaza, Chicago, Illinois
4 Address: One South Street, Baltimore, Maryland
5 Mr. Rizzo was elected to serve as Treasurer of the fund on November 7, 2002.

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Investment Products and Services

Scudder Funds
Growth Funds
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Blue Chip Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Flag Investors
Communications Fund*
Scudder Global Biotechnology Fund*
Scudder Growth Fund
Scudder Health Care Fund
Scudder Large Company Growth Fund
Scudder Micro Cap Fund*
Scudder Mid Cap Fund*
Scudder Small Cap Fund*
Scudder Technology Fund
Scudder Technology Innovation Fund
Scudder Top 50 US Fund*
Value Funds
Scudder Contrarian Fund
Scudder-Dreman Financial Services Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Flag Investors
Equity Partners Fund*
Scudder Gold & Precious Metals Fund
Scudder Growth and Income Fund
Scudder Large Company Value Fund
Scudder-RREEF Real Estate Securities Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund
Multicategory/Asset Allocation Funds
Scudder Asset Management Fund*
Scudder Flag Investors Value Builder Fund*
Scudder Focus Value+Growth Fund
Scudder Lifecycle Mid Range Fund*
Scudder Lifecycle Long Range Fund*
Scudder Lifecycle Short Range Fund*
Scudder Pathway Conservative Portfolio
Scudder Pathway Growth Portfolio
Scudder Pathway Moderate Portfolio
Scudder Target 2012 Fund
Scudder Total Return Fund
International/Global Funds
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder European Equity Fund*
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder International Equity Fund*
Scudder International Select Equity Fund*
Scudder Japanese Equity Fund*
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
Income Funds
Scudder Cash Reserves Fund
Scudder Fixed Income Fund*
Scudder High Income Plus Fund*,**
Scudder High Income Fund***
Scudder High Income
Opportunity Fund****
Scudder Income Fund
Scudder PreservationPlus Fund*
Scudder PreservationPlus Income Fund*
Scudder Short-Term Bond Fund
Scudder Short-Term Fixed Income Fund*
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
** Formerly Deutsche High Yield Bond Fund
*** Formerly Scudder High Yield Fund
**** Formerly Scudder High Yield Opportunity Fund

Scudder Funds (continued)
Tax-Free Income Funds
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High Yield Tax-Free Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder Municipal Bond Fund*
Scudder New York Tax-Free Income Fund
Scudder Short-Term Municipal Bond Fund*
Index-Related Funds
Scudder EAFE ® Equity Index Fund*
Scudder Equity 500 Index Fund*
Scudder Quantitative Equity Fund*
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder US Bond Index Fund*

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder RREEF Real Estate Fund, Inc.
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.

Note: Not all funds are available in all share classes. Consult your advisor for details.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Dechert

Ten Post Office Square South Boston, MA 02109
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

Brown Brothers Harriman & Co.

40 Water Street Boston, MA 02109
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Notes

Notes